SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): September 4, 1997

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                          13-3216325
(Commission File Number)            (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                      10285
(Address of principal                                (Zip Code)
executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.

         10.1 1997 Trust under Lehman Brothers Holdings Inc. Incentive Plans dated as of September 4, 1997 between the Company and State Street Bank & Trust Company, as Trustee





         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LEHMAN BROTHERS HOLDINGS INC.




                                               By: /s/ Karen M. Muller
                                                   Karen M. Muller
                                                   Managing Director



Date: September 4, 1997

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


10.1 1997 Trust under Lehman Brothers Holdings Inc. Incentive Plans dated as of September 4, 1997 between the Company and State Street Bank & Trust Company, as Trustee

                 1997 TRUST UNDER LEHMAN BROTHERS HOLDINGS INC.
                                 INCENTIVE PLANS



                  This Agreement dated as of September 4, 1997 (as amended from time to time, the "Agreement"), by and between Lehman Brothers Holdings Inc. (the "Company", as more fully defined in Exhibit A hereto) and State Street Bank & Trust Company (the "Trustee", as more fully defined in Exhibit A hereto);

                  WHEREAS, the Company has adopted and may in the future adopt compensation plans including the Lehman Brothers Holdings Inc. Employee Incentive Plan, the Lehman Brothers Holdings Inc. 1994 Management Ownership Plan and the Lehman Brothers Holdings Inc. 1996 Management Ownership Plan and has listed certain of such plans on Schedule 2 to this Agreement, which Schedule 2 may from time to time be amended in accordance with Section 15(b) hereof to add or delete plans (the plans listed on Schedule 2, as such Schedule may from time to time be amended, are each referred to herein as a "Plan" and collectively referred to herein as "Plans");

                  WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plans with respect to equity awards made or to be made to individuals participating in the Plans, that will result in the payment of shares of Common Stock, $.10 par value per share, of the Company ("Shares");

                  WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute and/or sell to the Trust assets including Shares, that shall be held therein, subject to the claims of the Company's general creditors in the event the Company becomes insolvent (as hereinafter defined), until paid to Participants (as hereinafter defined) in such manner and at such times as the Company may specify to fulfill the Company's obligations under the Plans;

                  WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement for all purposes and shall not affect the status of any Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable;

                  WHEREAS, the Company desires that the assets to be held in the Trust should be principally or exclusively Shares and, therefore, expressly waives any diversification of investments that might otherwise be necessary, appropriate, or required pursuant to applicable provisions of law; and

                  WHEREAS, capitalized and certain other terms used in this Agreement have the meanings given them in Exhibit A hereto;

                  NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                  Section 1.  Establishment of Trust.

                  (a) The Company hereby sells or contributes to the Trustee in trust the cash and other property set forth in Schedule 1 hereto, which shall initially become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Agreement. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The Trust is not a part of any of the Plans and does not itself provide retirement or other benefits to any Participant.

                  (b) The assets held by the Trust shall be applied by the Trustee, in accordance with Instruction Schedules delivered to the Trustee by the Company, to satisfy the Company's obligations in connection with Eligible Awards. The Plans under which Eligible Awards may be outstanding at any given time will be reflected on Schedule 2 to this Agreement, as such Schedule may be amended from time to time in accordance with Section 15(b) hereof. The Company shall submit Instruction Schedules which direct the Trustee to utilize Trust assets to satisfy, on a calendar year basis, the Company's payment obligations under Eligible Awards in an amount not less than the lesser of (i) 10% of the assets held in the Trust at the commencement of such year or (ii) the aggregate payment obligations under 50% of the Covered Eligible Awards which become due during such year; provided that the amount of the excess, if any, of 10% of the Trust assets over the amount paid (or zero if no such amount is paid) in accordance with clause (ii) in a given calendar year shall be carried forward and added to the amount payable pursuant to clause (i) in subsequent years until such excess amounts are paid from the Trust or the Trust is terminated in accordance with Section 15(c) hereof. For the portion of calendar year 1997 subsequent to the execution of this Agreement the references to 10% in the foregoing sentence shall be 5% and the reference to 50% shall be 25%.

                  (c) Except as otherwise provided in Section 1 (e) and Section 3 hereof, the Trust hereby established shall be irrevocable by the Company.

                  (d) The Trust is intended to be a grantor trust, of which the Company is the grantor, for the purposes and within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

                  (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Agreement shall be mere unsecured contractual rights of Participants against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event the Company becomes insolvent (as defined in Section 3(a) hereof).

                  (f) The Company, in its sole discretion, may at any time, or from time to time, subject to any required approval of the Board of Directors of the Company, make additional contributions of cash or contributions or sales of other property, including Shares, in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Agreement. Neither the Trustee nor any Participant shall have any right to compel such additional contributions or sales.

                  (g) The assets held at any time and from time to time under the Trust shall consist of contributions received or assets purchased by the Trustee, proceeds of any investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust shall at all times be vested in the Trustee and securities that are part of the Trust shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

                  Section 2.  Payments to Participants and Separate Trusts.

                  (a) Except as otherwise provided in Section 1(e) or 3 hereof, Payments from the Trust shall only be made to Participants or to Separate Trusts. When Payments in accordance with the most recent Instruction Schedule submitted by the Company to the Trustee are due, the Trustee shall make Payments to Participants or Separate Trusts in accordance with such Instruction Schedule, subject to the terms of this Agreement. The Company shall be responsible for the maintenance of any accounts for Participants under the respective Plans and for all withholding-related filings and reports. The Company shall be responsible for determining whether a Payment is in accordance with the relevant Plan and Award agreement. Any Payments to a Separate Trust shall be made immediately prior to the date Shares are distributable by such Separate Trust to designated Participants who are also the beneficiaries of such Separate Trust.

                  (b) Prior to the Payment of Shares, other assets or the proceeds of any tender or exchange offer to a Participant or Separate Trust, the Trustee shall withhold the Withholding Amount, if any, as specified in the Instruction Schedule pursuant to which the Payment is to be made. The amount so withheld shall be remitted by the Trustee as directed by the Instruction Schedule. In the case of a Payment to be made in Shares or other securities, the Trustee shall reduce the amount of the Payment due by the smallest number of whole Shares or other securities that has a value equal to or greater than the Withholding Amount. For purposes of the foregoing sentence, the Shares or other securities shall be valued at their Fair Market Value on the date of distribution. Any amount so withheld in excess of the Withholding Amount will be paid by the Company to the Participant or a Separate Trust in cash.

                  Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company Is Insolvent.

                  (a) Subject to Section 3(b) hereof, the Trustee shall not make any Payments if the Company is insolvent. The Company shall be considered "insolvent" for purposes of this Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                  (b) At all times during the continuance of this Trust, as provided in Section 1(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

                  (1) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become insolvent, the Trustee shall determine whether the Company is insolvent and, pending such determination, the Trustee shall discontinue Payments.

                  (2) Unless the Trustee has actual  knowledge of the  Company's insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is insolvent, the Trustee shall have no duty to inquire whether the Company is insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency. In no event shall "actual knowledge" be deemed to include knowledge of the Company's credit status held by banking officers or banking employees of the Trustee which is not permitted to be disclosed to the administrator of the Trust account or any other knowledge which is not actually possessed by such administrator. The Trustee may appoint an independent accounting or consulting firm to make any determination of insolvency required by the Trustee under this Section 3. In such event, the Trustee may conclusively rely upon the determination of such firm and shall be responsible only for the prudent selection of such firm.

                  (3) If at any time the Trustee has determined that the Company is insolvent, the Trustee shall discontinue Payments and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Agreement shall in any way diminish any rights of Participants to pursue their rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

                  (4) The Trustee shall not resume  Payments in accordance  with
         Section 2 of this Agreement until the Trustee has determined that the Company is not insolvent (or is no longer insolvent) and thereafter has received an Instruction Schedule.

                  Section 4.  Transfers to Company.

                  Except as otherwise set forth in this Agreement, the Company shall have no right or power to divert to others or to the Company any of the Trust assets.

                  Section 5.  Investment Authority; Dividends.

                  Unless otherwise provided for herein, all Trust assets shall be invested in Shares. Any dividends paid in cash on Shares held by the Trust shall be invested in Shares as soon as practicable or, to the extent directed by the Company, used to pay Trust expenses or, if specified in an Instruction Schedule, distributed to Participants or Separate Trusts. Dividends which are not paid in cash or in Shares shall be reduced to cash by the Trustee and reinvested in Shares as soon as practicable or, to the extent directed by the Company, used to pay Trust expenses or, if specified in an Instruction Schedule, distributed to Participants or Separate Trusts. At the Company's direction, investments in Shares may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company. The Trustee may invest any portion of the Trust, as well as the proceeds of any tender offer or exchange offer, temporarily, pending investment in Shares, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee if the Trustee is a bank, with aggregate capital in excess of $100,000,000 and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year, (iv) short-term discount obligations of the Federal National Mortgage Association or (v) such money market fund or funds as may be approved by the Company from time to time.

                  Section 6.  Disposition of Income.

                  During the term of the Trust, all income received by the Trust, net of expenses and taxes, if any, shall be accumulated and reinvested in accordance with the provisions of Section 5 hereof.

                  Section 7.  Accounting by the Trustee.

                  Subject to Section 9(d) hereof, the Trustee shall keep, and supply the Company with, accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made by the Trust, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including, subject to Section 9(d) hereof, a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the absence of written notice to the Trustee by the Company of exceptions or objections to any such account within 90 days of its receipt of such account from the Trustee, the Company shall be deemed to have approved such account. In such case, or upon the written approval by the Company of any such account, the Trustee shall be released, relieved and discharged with respect to all matters set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction.

                  Section 8.  Responsibility of the Trustee.

                  (a) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees, except as otherwise provided in Section 8(f) hereof, to indemnify the Trustee against the Trustee's reasonable costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. Such costs, expenses and liabilities shall be paid from the Trust to the extent of cash held in the Trust and to the extent not previously paid by the Company, and any such remaining fees and expenses shall be paid by the Company.

                  (b) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

                  (c) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist in performing any of its duties or obligations hereunder; and may pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and which shall be paid in accordance with Section 10.

                  (d) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, and the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law, but subject in all cases to the other provisions of this Agreement:

                  (i)  to retain any asset of the Trust;

                  (ii) with the consent of the Company, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust;

                  (iii) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust even though such powers, rights and acts are not specifically enumerated in this Agreement;

                  (iv) to cause any asset of the Trust to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

                  (v) to utilize another entity (but not the Company, a Subsidiary or any affiliate thereof) as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust.

                  (e) Notwithstanding any powers granted to the Trustee pursuant to this Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

                  (f) The Company shall indemnify, defend and hold harmless the Trustee from and against any and all liabilities, claims, losses, suits or expenses (including attorneys' fees) of whatever kind and nature that may be imposed upon, asserted against or incurred by the Trustee at any time by reason of its provision of services under this Agreement or its status as the Trustee, except to the extent that any such liability, claim, loss, suit or expense arises directly from the Trustee's (or the Trustee's officers, employees or agents) gross negligence or willful misconduct in the performance of responsibilities specifically allocated to it under this Agreement. This Section 8(f) shall survive the termination of this Agreement.

                  (g) Except as prohibited by Section 9(d) hereof, the Trustee shall provide such reports to the Company as to such matters as the Company may reasonably request.

                  Section 9.  Voting and Tendering of Shares.

                  (a) With respect to any meeting of the stockholders of the Company at which the stockholders are to vote on any corporate action or with respect to any solicitation of written consents in lieu of a meeting, the Company shall provide the Trustee with (i) a list of all Participants holding Voting Awards setting forth the number of Voting Awards held by each such Participant on the record date for such meeting or action by written consent and
(ii) the total number of Voting Awards held by such Participants on such record date. Thereupon, the Trustee shall distribute to each Participant holding Voting Awards on such record date all proxy or consent solicitation or other materials distributed to stockholders of the Company generally in connection with such vote or consent, together with a form requesting instructions from each such Participant as to the manner in which such Participant desires Shares to be voted or not voted by the Trustee. The Trustee shall vote or abstain from voting in accordance with the instructions from each such Participant a number of Shares held by the Trust determined by multiplying the total number of Shares held by the Trust on the record date for such meeting or action by written consent by a fraction the numerator of which is the number of Voting Awards held by such Participant on such record date as reported to the Trustee by the Company and as to which the Trustee has received instructions to vote for, vote against or abstain, and the denominator of which is the total number of Voting Awards held by all such Participants on such record date as reported to the Trustee by the Company and as to which the Trustee has received instructions from such Participants to vote for, vote against or abstain. The Trustee shall not vote any Shares other than pursuant to this Section 9(a), and the Trustee shall have no discretion in such matter.

                  (b) In the event of a tender or exchange offer, the Company shall provide the Trustee with an Instruction Schedule setting forth all Participants and the number of Covered Eligible Awards held by each Participant, together with such information about specific payment provisions applicable to such Covered Eligible Awards in the case of a tender or exchange offer as may be necessary for the Trustee to distribute the proceeds of such tender or exchange offer to Participants who give instructions as provided herein and maintain the confidentiality of such Participants' instructions as provided herein. Upon receipt of such Instruction Schedule, the Trustee shall timely distribute or cause to be distributed to each Participant all written materials distributed to stockholders of the Company generally in connection with such tender or exchange offer, together with a form requesting confidential instructions on whether to tender or exchange Shares. The Trustee shall tender or exchange or refrain from tendering or exchanging in accordance with the instructions from each Participant a number of Shares held by the Trust determined by multiplying the total number of Shares held in the Trust by a fraction the numerator of which is the number of Covered Eligible Awards held by such Participant as reported to the Trustee by the Company and the denominator of which is the total number of Covered Eligible Awards held by all Participants as reported to the Trustee by the Company. A Participant shall not be limited in the number of instructions to tender or exchange or withdraw from tender or exchange that he or she may give, but shall not have the right to give instructions to tender or exchange or withdraw from tender or exchange after a reasonable time established by the Trustee. The Trustee shall not tender or exchange Shares other than pursuant to this Section 9(b), and the Trustee shall have no discretion in such matter. If a tender offer or exchange offer is not consummated, all Shares tendered or exchanged shall revert to and continue to be held by the Trust as if such offer had not been made unless the Company directs in an Instruction Schedule that the Trustee distribute Shares to one or more Participants, or to one or more Separate Trusts for distribution to such Participants, to comply with the terms of a Covered Eligible Award requiring the payment of Shares.

                  (c) In the event a tender or exchange offer is consummated, the proceeds from the tender or exchange shall be paid into the Trust. The proceeds of a tender or exchange offer shall be distributed by the Trustee, as specified in the Instruction Schedule delivered to the Trustee, as soon as practicable after receipt, directly, or indirectly through a Separate Trust, to each Participant who gave instructions to tender or exchange Shares in an amount equal to (i) the per share consideration paid in the tender or exchange offer (or such portion of the per share consideration as specified in any payment terms to which the Covered Eligible Award may be subject) multiplied by (ii) the lesser of (A) the number of Shares tendered or exchanged as a result of such Participant's instructions or (B) the number of Covered Eligible Awards held by such Participant. The proceeds of the tender or exchange not so distributed shall remain in the Trust, to be utilized as specified herein or in any Instruction Schedule. In the event of the consummation of an exchange offer, the

Trustee, if so directed by the Company in an Instruction Schedule, shall sell in a commercially reasonable manner (but not to, or for the benefit of, the Company or any affiliate or subsidiary of the Company) the securities received in such exchange and distribute the cash proceeds in accordance with the second preceding sentence.

                  (d) The Trustee shall maintain procedures to ensure that all instructions of Participants pursuant to Section 9(b) are collected, tabulated, transmitted to and carried out by the Trustee without being divulged or released to the Company or any person affiliated with the Company. All such actions taken by Participants shall be held confidential by the Trustee and, except as required by applicable law or court order, shall not be divulged or released to any person other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates or (ii) by virtue of the execution by the Trustee of any letter of transmittal for any of the Shares held in the Trust.

                  (e) Upon the occurrence of an event which would constitute a Hostile Change in Control as defined in the terms under which any Covered Eligible Awards have been granted, other than the commencement of, or the purchase or exchange of any Shares pursuant to, a tender offer or exchange offer, the Company shall deliver an Instruction Schedule to the Trustee directing the Trustee to distribute Shares, to the extent available in the Trust, to satisfy all vested Covered Eligible Awards as specified in such Instruction Schedule.

                  Section 10.  Compensation and Expenses of the Trustee.

                  Other than payments pursuant to Section 8(f) hereof, all reasonable fees and expenses incurred by the Trustee in administering the Trust shall be paid by the Company or, if directed by the Company, shall be paid from the Trust to the extent of cash held in the Trust.

                  Section 11.  Resignation and Removal of the Trustee.

                  (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 30 days after receipt of such notice unless the Company and the Trustee agree otherwise; provided, however, that no such resignation shall be effective until a successor Trustee has assumed the office of the Trustee hereunder.

                  (b) The Trustee may be removed by the Company on 10 days notice or upon shorter notice accepted by the Trustee.

                  (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets held in the Trust shall be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

                  (d) If the Trustee resigns or is removed, a successor Trustee shall be appointed, in accordance with Section 12(a) hereof by the effective date of resignation or removal. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with such proceeding shall be allowed as administrative expenses of the Trust and paid as provided in Section 10 hereof.

                  Section 12.  Appointment of Successor.

                  (a) If the Trustee  resigns or is removed in  accordance  with
Section 11(a) or (b) hereof, the Company may appoint any third party, which is a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the successor trustee, who shall have all of the rights and powers of the former
Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer. Any successor Trustee must be an institutional trustee that is unaffiliated with the Company.

                  (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets in accordance with the terms of this Agreement. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

                  Section 13.  Changes in Organization of the Trustee.

                  In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such merger or consolidation or to which such sale or transfer shall thereafter be made, shall thereunder become and be the Trustee under the Trust with the same effect as though originally so named.

                  Section 14. Continuance of the Trustee's Powers in Event of Termination of the Trust.

                  In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the assets of the Trust in accordance with the provisions hereof. Until the final distribution of the assets of the Trust, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the assets of the Trust.

                  Section 15.  Amendment or Termination.

                  (a) Except as otherwise provided herein, the Company may amend the Trust at any time and from time to time in any manner which it deems desirable, provided that no amendment may (i) make the Trust revocable; (ii) alter the provisions of Sections 1(b), 2(a), 4, 9 or 15 hereof or paragraphs
(b), (d), (e), (f), (g), (k), (l), (m), (n), (o), (p), (q), (r), (s), (t) or (v)
of Exhibit A hereto or (iii) change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, (x) the Company shall retain the power under all circumstances to amend the Trust to correct any errors or clarify any ambiguities or similar issues of interpretation in this Agreement and (y) the matters referred to in clause (ii) of the preceding sentence may be amended with the consent of Participants holding at least a majority of the Voting Awards.

                  (b) Schedule 2 hereto may be amended by adding thereto or subtracting therefrom one or more employee benefit plans (within the meaning of Section 3(3) of ERISA) or plans or arrangements that are not employee benefit plans (within the meaning of such Section); provided that (i) in making any modification to Schedule 2 hereto, the Company shall act in good faith taking into account the best interests of a broad cross-section of employees, and (ii) the Company shall ensure that at all times Schedule 2 shall include at least one Plan that is not an employee benefit plan within the meaning of Section 3(3) of ERISA.

                  (c) The Trust may be terminated at any time by the Company provided that, upon such termination, all assets held by the Trust shall be distributed directly, or indirectly through a Separate Trust, to Participants in accordance with an Instruction Schedule. Unless earlier terminated in accordance with the provisions of this Section 15(c), the Trust shall terminate on the earlier of (i) the date on which Participants are no longer entitled to benefits pursuant to the terms of the Plans, (ii) the twenty-first anniversary of the death of the last to survive of individuals who are Participants on the date of the creation of the Trust or (iii) at such time as the Trust no longer holds any assets. In the case of termination pursuant to clause (i) or (ii) of the preceding sentence all assets held by the Trust shall be distributed directly, or indirectly through a Separate Trust, to Participants and, if at the time of termination pursuant to clause (i) or (ii) there are no Participants, the Company shall amend Schedule 2 so that there are Participants.

                  Section 16.  Miscellaneous.

                  (a) Any provision of this Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  (b) Benefits payable to Participants under this Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  (c) Any capitalized terms used herein which are not defined herein or in Exhibit A hereto shall have the meaning ascribed to such term in the Plan or other documents which relate to the Eligible Award.

                  (d) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  Section 17.  Effective Date.

                  The effective date of this Agreement shall be the date first above written.




                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 LEHMAN BROTHERS HOLDINGS INC.


                                 By:      /s/ John L. Cecil
                                          Name: John L. Cecil
                                          Title:  Chief Administatrive Officer


                                 STATE STREET BANK & TRUST COMPANY


                                 By:      /s/ F. S. Feely
                                          Name: F.S. Feely
                                          Title: Vice President

                             Exhibit A. Definitions.

                  As used in the Agreement, the following terms shall have the meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Agreement" shall have the meaning given it in the preamble to this Agreement.

                  (b) "Award" shall mean any award under a Plan which consists of, or entitles the holder thereof to receive upon the payment of consideration, the passage of time, the fulfillment of conditions or otherwise, Shares and shall include any Plan which permits the deferral of compensation into an account payable in Shares.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Company" shall mean Lehman Brothers Holdings Inc., and, except as otherwise specified in this Agreement in a particular context, any successor thereto, whether by merger, consolidation, purchase of substantially all its assets or otherwise.

                  (e) "Covered Eligible Award" shall mean an Eligible Award which may be paid from the Trust, as designated from time to time by the Company on Schedule 3 hereto, and shall initially include RSUs and CSAs.

                  (f) "CSAs" shall mean Contingent Stock Awards granted pursuant to a Plan.

                  (g) "Eligible Award" shall mean any Award under a Plan listed in Schedule 2, other than Non-qualifying Awards; provided, that upon the commencement of a tender offer or exchange offer for Shares, the term "Eligible Award" shall only include Covered Eligible Awards and, upon the termination or abandonment of such tender offer or exchange offer without the purchase or exchange of any Shares thereunder, the term "Eligible Award" shall include all Awards issued under Plans listed on Schedule 2 other than Non-qualifying Awards.

                  (h) "ERISA" shall have the meaning given it in the fourth recital to this Agreement.

                  (i) "Fair Market Value" on any date means the closing price of the Shares or other securities for which the Fair Market Value is to be determined on such date on the principal national securities exchange on which such Shares or securities are listed or admitted to trading (or, if such exchange is not open on such date, the immediately preceding date on which such exchange is open), or if the Shares or securities are not so listed or traded, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System, or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares or such other securities on such date, the Fair Market Value shall be the value established by the Company in good faith.

                  (j) "insolvent" shall have the meaning given it in Section 3(a) of the Agreement.

                  (k) "Instruction Schedule" shall mean a schedule provided by the Company to the Trustee indicating, with respect to a Participant or all Participants, information which will enable the Trustee to make Payments or solicit instructions including, without limitation, (i) the number of Covered Eligible Awards held by a Participant which are to be paid from the Trust, (ii) the form in which amounts due to such Participant are to be paid, (iii) the Withholding Amount applicable to any Payment to such Participant, (iv) the time of payment of such amounts, (v) the approved beneficiaries of such Participant,
(vi) whether such Participant is to receive dividends paid on the Shares corresponding to his or her Eligible Awards in cash or kind or have such dividends invested in additional Shares, (vii) special payment provisions with respect to the proceeds of the purchase or exchange, of Shares pursuant to a tender or exchange offer, (viii) the number of Voting Awards held by any Participant and (ix) whether Payments are to be made to a Separate Trust.

                  (l) "Non-qualifying Award" shall mean an Award which the Company determines from time to time should not be funded from the Trust or a Separate Trust because of tax or regulatory characteristics of the jurisdiction of which the holder of the Award is a citizen or resident.

                  (m) "Participant" shall mean an individual who holds an Eligible Award or such individual's estate or beneficiaries.

                  (n) "Payment" shall mean a payment from the Trust to a Participant or a Separate Trust pursuant to Sections 2(a), 9(c) or 15(c) of the Agreement.

                  (o) "Plan" shall have the meaning given it in the first recital to the Agreement.

                  (p) "RSUs" shall mean Restricted Stock Units granted pursuant to a Plan.

                  (q) "Separate Trust" shall mean a trust, other than the Trust, the purpose of which is to receive and disburse Payments to satisfy the obligations of the Company to Participants who are also beneficiaries of such trust, and which Payments are to be distributed immediately on receipt by the Separate Trust to the Participants whose Awards are funded through such Separate Trust, subject to applicable withholding taxes.

                  (r) "Shares" shall have the meaning given it in the second recital to the Agreement.

                  (s) "Termination Date" shall mean the date that the Trust is terminated pursuant to Section 15(c) of the Agreement.

                  (t)  "Trust" shall mean the trust established pursuant to
Section 1(a) hereof.

                  (u) "Trustee" shall mean State Street Bank & Trust Company or any successor thereto pursuant to the terms of the Agreement.

                  (v) "Voting Award" shall mean an Eligible Award which is a Covered Eligible Award and which is held by a Participant who is an employee of the Company or its participating affiliates on the record date for a meeting of stockholders of the Company or action by written consent in lieu of a meeting; provided that Voting Awards shall be held by not less than 50% of the employees of the Company and its participating affiliates on such record date.

                  (w) "Withholding Amount" shall mean the percentage of any federal, state, local or foreign taxes that may be required to be withheld with respect to any Payment.

                                   SCHEDULE 1

                    Property Sold or Contributed to the Trust


1.       Contributed Property

         (a)      Cash in the amount of $1,100,000

         (b)      5,000,000 shares of treasury stock of the Company

2.       Property Sold to the Trust

         (a) 11,000,000 shares of the Company's authorized but unissued shares sold to the Trust for $.10 per share

                                   SCHEDULE 2

                  Plans Under Which Eligible Awards Are Issued


1.       1994 Management Ownership Plan

2.       1996 Management Ownership Plan

3.       Employee Incentive Plan

                                   SCHEDULE 3

                             Covered Eligible Awards


1.       Restricted Stock Units

2.       Contingent Stock Awards